   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 29, 2005
                                                     REGISTRATION NO. 333-63024

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                        POST-EFFECTIVE AMENDMENT NO. 3 TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------

                               EMRISE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               77-0226211
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              identification no.)

                                      3825
                          (Primary standard industrial
                           classification code number)

                                 ---------------
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                                 (909) 987-9220
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ----------------
                                CARMINE T. OLIVA
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                                 (909) 987-9220
                              (909) 987-9228 (FAX)
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ----------------
                        COPIES OF ALL CORRESPONDENCE TO:
                             LARRY A. CERUTTI, ESQ.
                           CRISTY LOMENZO PARKER, ESQ.
                               RUTAN & TUCKER, LLP
                         611 ANTON BOULEVARD, 14TH FLOOR
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 641-5100
                              (714) 546-9035 (FAX)
                                ----------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this registration statement becomes effective.
                                ----------------
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. |X|
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

================================================================================

                          DEREGISTRATION OF SECURITIES

         In accordance with the registrant's undertaking set forth in the registration statement, effective as of the date and time that this post-effective amendment no. 3 is declared effective, the registrant hereby deregisters such shares of its common stock that were registered on the registration statement but were not sold under the registration statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this post-effective amendment to registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rancho Cucamonga, State of California on March 28, 2005.

                                         EMRISE CORPORATION

                                         By:  /S/ CARMINE T. OLIVA
                                              ----------------------------------
                                               Carmine T. Oliva
                                               Chairman of the Board, President
                                               and Chief Executive Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, this post-effective amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.


              NAME                         TITLE                     DATE
              ----                         -----                     ----

/S/ CARMINE T. OLIVA           Chairman of the Board, President,    March 28, 2005
-----------------------------  Chief Executive Officer (principal
Carmine T. Oliva               executive officer) and Director


/S/ RANDOLPH D. FOOTE          Chief Financial Officer              March 28, 2005
-----------------------------  (principal accounting and
Randolph D. Foote              financial officer),
                               Senior Vice President and
                               Secretary


/S/ ROBERT B. RUNYON*          Director                             March 28, 2005
-----------------------------
Robert B. Runyon


/S/ LAURENCE P. FINNEGAN, JR.* Director                             March 28, 2005
-----------------------------
Laurence P. Finnegan, Jr.


/S/ OTIS W. BASKIN             Director                             March 28, 2005
-----------------------------
Otis W. Baskin



*By:  /S/ CARMINE T. OLIVA
      --------------------
      Attorney-in-Fact


                                  3